--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISER

--------------------------------------------------------------------------------

DEAR SHAREHOLDER:                                               January 22, 1996

We welcome this opportunity to provide you with information about Hyperion 2002 Term Trust, Inc. (the 'Trust') for its semi-annual period ended November 30, 1995 and to share our outlook for the rest of the Trust's fiscal year. The Trust's shares are traded on the New York Stock Exchange under the symbol 'HTB'.

DESCRIPTION OF THE TRUST

The Trust is a closed-end investment company whose investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ('MBS') issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or, at the time of investment, rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Moody's Investors Service, Inc.).

MARKET ENVIRONMENT

Over the past six months, the recovery in the fixed income markets has continued. Interest rates, which have broadly declined since late 1994, continued their downward path since May declining by roughly 50 basis points over the period. Since this rally began, the market has been anticipatory, rallying sharply based upon expectations of future interest rate cuts by the Federal Reserve Board (the 'Fed'). So far, the market has been correct about the direction of the Fed activity. The Fed has cut the Federal Funds rate by 50 basis points since May, reducing the rate in 25 basis point increments in July and December 1995. Current market levels, and a continued downtrend in interest rates suggest that the market expects additional interest rate cuts by the Fed and is hopeful for a balanced budget agreement that is currently being debated in Washington.

The economy continues to grow at a moderate pace. Preliminary estimates for fourth quarter economic activity were dampened by evidence of weak holiday sales for retailers. The third quarter Gross Domestic Product ('GDP') growth rebounded to 3.2% after posting a 1.3% growth rate in the second quarter of 1995. During the twelve month period ended November 30, 1995, many economic aggregates, including the employment rate and consumer confidence, were significantly stronger than they were during the bond market rally of 1993.

Bond market rallies are never easy for mortgages. Since November 1994, there has been more than a 200 basis point decline in interest rates, which once again put mortgages to the test. The decline in interest rates resulted in a rise of prepayment fears and actual prepayments. However, after seasonal summer peaks, the actual dollar volume of prepayments declined in the last months of 1995 despite continued Fed interest rate cuts. The overall duration of the Lehman mortgage index shortened from approximately 4.2 years to 2.9 years in 1995, and the 30 year fixed rate mortgages declined by approximately 200 basis points (i.e., from approximately 9.5% to approximately 7.5%). During this period, the Lehman Mortgage Index returned 16.80%, 13 basis points below

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISER  (CONTINUED)

--------------------------------------------------------------------------------
the returns on the Merrill Lynch 5-Year Treasury Index.

PORTFOLIO STRATEGY AND PERFORMANCE

The Trust enjoyed excellent net asset value ('NAV') performance, posting a positive total return of 22.95% for the twelve month period ended November 30, 1995. Total investment return is computed based upon the change in NAV of the Trust's shares and reinvestment of dividends. The NAV increased over this period by $1.03, from $7.64 on November 30, 1994 to $8.67 on November 30, 1995. The Trust's core portfolio had been well positioned for the decline in interest rates, which had occurred over this period. We have sought to improve the convexity characteristics of the portfolio, by purchasing MBS pass-throughs, Collateralized Mortgage Obligations ('CMO'), Planned Amortization Class ('PAC') bonds and call-protected multifamily and commercial CMOs. This strategy succeeded in protecting the portfolio from heightened fears of residential refinancing activity.

During 1995, MBS have not kept pace with Treasury market total returns because lower interest rates have increased the risk of mortgage refinancings. Over the period, mortgage rates have declined almost as much as Treasury yields, which significantly increases the proportion of outstanding mortgages that can be favorably refinanced. Refinancing risk is largely limited to mortgages with coupons above prevailing market rates. Currently, the Trust's portfolio consists of MBS with low coupons and asset-backed securities ('ABS') that are not nearly as susceptible to interest rate movements. We continue to seek investments with a high degree of stability, in order to insulate the Trust from prepayments.

INVESTMENT OUTLOOK

We are cautiously optimistic about the bond market. Inflation continues to be subdued, and although nominal interest rates appear low relative to historical standards, real interest rates (the difference between interest rates and inflation) are above long-term averages. As a result, unless there is significant improvement in the economy, we anticipate that there will be further short-term interest rate decreases by the Fed during 1996.

The overall mortgage market faces challenges as declining interest rates enable more mortgages to become refinancable. The Trust continues to be positioned to avoid many of the risks associated with a mortgage refinancing boom by: 1) investing in lower coupon MBS pass-throughs, well structured CMO PAC bonds and high quality ABS, and 2) significantly reducing interest-only security allocations. The maintenance of relative principal stability and predictability is an ongoing task, as mortgage securities require active management in an effort to achieve this goal.

The chart that follows shows the allocation of the Trust's holdings by asset category on November 30, 1995.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISER  (CONCLUDED)

--------------------------------------------------------------------------------

                         HYPERION 2002 TERM TRUST, INC.
               PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1995*

                                    [CHART]

      U.S. Government Agency Collateralized Mortgage Obligations   25.8%
      U.S. Government Agency Pass-Through Certificates             24.6
      Collateralized Mortgage Obligations                          19.1
      U.S. Treasury Obligations                                    14.9
      Municipal Zero Coupon Securities                              7.7
      U.S. Government Agency Stripped Mortgage-Backed Securities    2.7
      U.S. Government Agency Asset Backed Security                  2.4
      Asset Backed Security                                         2.3
      Repurchase Agreement                                          0.5

                        * As a percentage of total investments.

CONCLUSION

We will continue to do our best to manage the Trust in an attempt to achieve its objectives. We appreciate the opportunity to serve your investment needs and we thank you for your continued support. As always, we welcome your questions and comments and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,


/s/ Kenneth C. Weiss
----------------------------
KENNETH C. WEISS
Chairman,
Hyperion 2002 Term Trust, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.


/s/ Louis C. Lucido
----------------------------
LOUIS C. LUCIDO
President,
Hyperion 2002 Term Trust, Inc.
Managing Director and Chief Operating Officer,
Hyperion Capital Management, Inc.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS

November 30, 1995 (unaudited)
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 1)
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS--101.9%
U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITY--3.3%
Federal National Mortgage
  Association
  Series 1995-W1, Class A6
  (Cost - $10,137,500)         8.10%     04/25/25       $  10,000  $ 10,406,300
                                                                   ------------
U.S. GOVERNMENT AGENCY PASS-THROUGH
  CERTIFICATES--35.7%
Federal National Mortgage
  Association
                               6.50  12/01/23-08/01/25     88,700#   86,980,944
                               8.00      04/01/25          23,280    24,036,318
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGH CERTIFICATES
  (Cost - $108,427,620)                                             111,017,262
                                                                   ------------
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  (REMICS)--37.3%
Federal Home Loan Mortgage
  Corporation
  Series 1628, Class KC        6.25      05/19/09          10,075     9,899,282
  Series 1727, Class G         6.50      02/15/23          27,000#   27,115,020
  Series 1694, Class PQ        6.50      09/15/23          20,000    20,124,600
  Series 1725, Class B         7.00      10/15/20           7,364     7,426,299
                                                                   ------------
                                                                     64,565,201
                                                                   ------------
Federal National Mortgage
  Association
  Series 1994-56, Class H      6.00      07/25/22          20,000#   19,358,600
  Series 1989-20, Class A      6.75      04/25/18           8,778#    8,873,309
  Series 1994-79, Class B      7.00      12/25/19          23,100#   23,235,366
                                                                   ------------
                                                                     51,467,275
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  (REMICS)
  (Cost - $106,275,815)                                             116,032,476
                                                                   ------------


U.S. GOVERNMENT AGENCY STRIPPED MORTGAGE-BACKED SECURITIES (REMICS)--4.0% INTEREST-ONLY SECURITIES
Federal National Mortgage
  Association
  Series 1994-M1, Class
    IO, WAC                    0.87      10/25/03          76,642     3,616,721
  Series 1993-M2, Class J,
    WAC                        2.03      11/25/03          73,140     5,748,091
  Series 1994-10, Class H,
    PAC                        6.50      08/25/22           3,000     3,006,810
                                                                   ------------
TOTAL U.S. GOVERNMENT
  AGENCY STRIPPED
  MORTGAGE-BACKED
  SECURITIES (REMICS)
  (Cost - $14,912,727)                                               12,371,622
                                                                   ------------
U.S. TREASURY OBLIGATIONS--21.6%
  U.S. Treasury Notes
  (Cost - $61,961,637)         7.50      02/15/05          60,000#   67,153,200
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost - $301,715,299)                                             316,980,860
                                                                   ------------
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)

November 30, 1995 (unaudited)
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 1)
--------------------------------------------------------------------------------
ASSET BACKED SECURITY--3.4%
Prime Credit Card Master Trust
  Series 1992-2, Class A2
  (Cost - $9,976,563)          7.45%     11/15/02       $  10,000  $ 10,551,600
                                                                   ------------
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)--27.6%
GE Capital Mortgage
  Services, Inc.
  Series 1994-3, Class A12     6.50      01/25/24          12,000    11,420,638
Merrill Lynch Mortgage
  Investors, Inc.
  Series 1995-C3, Class A3     7.09      06/25/15           7,500     7,612,500
Prudential Home Mortgage
  Securities Co., Inc.
  Series 1992-42, Class A7     7.00      01/25/08          18,669    18,635,582
Residential Funding

  Mortgage Securities, Inc.
  Series 1994-S9, Class A8     6.50      03/25/24          29,000    27,655,150
                                                                   ------------
                                                                     65,323,870
                                                                   ------------
Structured Asset
  Securities Corporation
  Series 1992-M1, Class A2     7.05      11/25/02          20,000    20,709,400
                                                                   ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)
  (Cost - $83,614,347)                                               86,033,270
                                                                   ------------
-------------------------------------------------------------------------------
MUNICIPAL ZERO COUPON SECURITIES--11.2%
MASSACHUSETTS--3.3%
  Massachusetts State
    Series B, FGIC            (a)        06/01/02           5,000     3,719,900
    Series B, AMBAC           (a)        08/01/02           8,830     6,519,719
PENNSYLVANIA--2.7%
  Pittsburgh Pennsylvania, Water & Sewer Authority
    Series A, Revenue
      Bond, FGIC              (a)        09/01/03          12,000     8,244,960
TEXAS--3.2%
  San Antonio Texas,
    Electric & Gas
    Revenue Bond, AMBAC       (a)        02/01/03           7,500     5,300,700
    Series B, Revenue
      Bond, FGIC              (a)        02/01/04           7,000     4,694,760
UTAH--2.0%
  Intermountain Power Agency Utah, Power Supply
    Series B, Revenue
      Bond, AMBAC             (a)        07/01/02           8,490@    6,232,085
                                                                   ------------
TOTAL MUNICIPAL ZERO
  COUPON SECURITIES
  (Cost - $31,468,966)                                               34,712,124
                                                                   ------------
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONCLUDED)
November 30, 1995 (unaudited)
                                                     Principal        Market
                                                       Amount         Value
                                                       (000s)        (Note 1)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.7%
Dated 11/30/95, with State Street Bank and Trust
  Company, 5.55%, due 12/1/95; proceeds:
  $2,123,327; collateralized by $2,115,000
  U.S Treasury Note, 6.00% due 8/31/97,

  value: $2,135,489
  (Cost - $2,123,000)                                 $2,123      $  2,123,000
                                                                  ------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS--144.8%
  (Cost - $428,898,175)                                           $450,400,854
VARIATION MARGIN PAYABLE ON OPEN FUTURES CONTRACTS*--(0.1%)           (201,563)
LIABILITIES IN EXCESS OF OTHER ASSETS--(44.7%)                    (139,171,094)
                                                                  ------------
NET ASSETS--100.0%                                                $311,028,197
                                                                  ------------
                                                                  ------------
-------------------------------------------------------------------------------
     # Portion of or entire principal amount pledged as collateral for reverse repurchase agreements (Note 4)
 REMIC  Real Estate Mortgage Investment Conduit
   WAC  Weighted Average Coupon
   PAC  Planned Amortization Class
  FGIC  Financial Guaranty Insurance Company
   (a)  Zero Coupon Bonds
 AMBAC  American Municipal Bond Assurance Corporation
     @ Portion of or entire principal amount pledged as initial margin on financial futures transactions
     *  Open Futures Transactions as of November 30, 1995 are as follows
        (Notes 1 & 7):


OPEN FUTURES

                                                                                   VALUE AT
                                                     EXPIRATION     VALUE AT     NOVEMBER 30,     UNREALIZED
NOTIONAL AMOUNT                 TYPE                    DATE       TRADE DATE        1995        DEPRECIATION
----------------  ---------------------------------  ----------    -----------   ------------   --------------
Short:
  $25,800,000         30 Yr. U.S. Treasury Bond      March 1996    $30,403,679   $30,710,063      $ (306,384)
                                                                   -----------   ------------   --------------
                                                                   -----------   ------------   --------------

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost - $428,898,175) (Note 1)...........   $450,400,854
Cash...........................................................            235
Interest receivable............................................      3,348,663
Prepaid expenses...............................................        196,416
Deferred organization expense (Note 1).........................         15,422
                                                                  ------------
          Total assets.........................................    453,961,590
                                                                  ------------

LIABILITIES:
Reverse repurchase agreements (Note 4).........................    142,127,000
Dividends payable..............................................        259,072
Variation margin payable on open futures contracts (Note 1)....        201,563
Investment advisory fee payable (Note 2).......................        126,578
Interest payable (Note 4)......................................        109,629
Administration fee payable (Note 2)............................         37,571
Accrued expenses and other liabilities.........................         71,980
Contingencies (Note 6).........................................
                                                                  ------------
          Total liabilities....................................    142,933,393
                                                                  ------------

NET ASSETS (equivalent to $8.67 per share based on 35,894,339
  shares outstanding)..........................................   $311,028,197
                                                                  ------------
                                                                  ------------

COMPOSITION OF NET ASSETS:
Capital stock, at par (Note 5).................................   $    358,943
Additional paid-in capital.....................................    337,093,027
Undistributed net investment income............................      2,154,716
Accumulated net realized losses................................    (49,774,784)
Net unrealized appreciation....................................     21,196,295
                                                                  ------------
Net assets applicable to capital stock outstanding.............   $311,028,197
                                                                  ------------
                                                                  ------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1):
  Interest.......................................................   $15,477,966
EXPENSES:
  Investment advisory fees (Note 2)..............................       763,710
  Administration fees (Note 2)...................................       227,160
  Insurance......................................................       116,344
  Legal..........................................................        97,172
  Reports to shareholders........................................        53,258
  Custodian......................................................        29,712
  Audit and tax service..........................................        27,133
  Directors' fees and expenses...................................        18,724
  Registration...................................................        12,857
  Transfer agency................................................        10,315
  Miscellaneous..................................................         8,222
  Amortization of organization expenses (Note 1).................         4,026
                                                                    -----------
     Total operating expenses....................................     1,368,633
          Interest expense (Note 4)..............................     3,808,308
                                                                    -----------
          Total expenses.........................................     5,176,941
                                                                    -----------
  Net investment income..........................................    10,301,025
                                                                    -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS,
  FUTURES AND OPTIONS (Notes 1 & 3):
Net realized gains (losses) on:
  Investments transactions.......................................    (3,412,079)
  Futures transactions...........................................    (7,958,291)
  Option transactions............................................        47,579
                                                                    -----------
                                                                    (11,322,791)
Net change in unrealized appreciation on:
  Investments....................................................    14,548,557
  Futures........................................................     3,327,779
                                                                    -----------
                                                                     17,876,336
                                                                    -----------
Net realized and unrealized gains on investments, futures and
  options........................................................     6,553,545
                                                                    -----------
Net increase in net assets resulting from operations.............   $16,854,570
                                                                    -----------
                                                                    -----------
---------------
See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                     For the
                                                    Six Months
                                                      Ended        For the Year
                                                    November 30,      Ended
                                                       1995           May 31,
                                                    (unaudited)        1995
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment income...........................  $ 10,301,025   $ 24,160,525
  Net realized gains (losses) on investments,
     futures and option transactions..............   (11,322,791)     2,749,368
  Net change in unrealized appreciation on
     investments, futures and options.............    17,876,336      9,686,927
                                                    ------------   ------------
  Net increase in net assets resulting from
     operations...................................    16,854,570     36,596,820
                                                    ------------   ------------

DIVIDENDS TO SHAREHOLDERS (Note 1):
  Net investment income...........................    (9,652,762)   (22,641,238)
                                                    ------------   ------------

CAPITAL STOCK TRANSACTIONS (Note 5):
  Cost of Trust shares repurchased and retired....      (256,955)    (1,335,267)
                                                    ------------   ------------
          Total increase in net assets............     6,944,853     12,620,315

NET ASSETS:
Beginning of period...............................   304,083,344    291,463,029
                                                    ------------   ------------
End of period (including undistributed net
  investment income of $2,154,716 and $1,506,454,
  respectively)...................................  $311,028,197    $304,083,344
                                                    ------------   ------------
                                                    ------------   ------------
---------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
STATEMENT OF CASH FLOWS
For the Six Months Ended November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH:
Cash Flows provided from operating activities:
  Interest received............................................   $ 14,782,658
  Operating expenses paid......................................     (1,445,210)
  Interest expenses paid.......................................     (3,770,018)
  Sales of short-term portfolio investments, including options,
     net.......................................................        959,578
  Purchase of long-term portfolio investments..................   (169,358,546)
  Proceeds from disposition of long-term portfolio investments
     and principal paydowns....................................    173,882,268
  Net cash used for futures transactions.......................     (4,412,630)
                                                                  ------------
  Net cash provided from operating activities..................     10,638,100
                                                                  ------------
Cash Flows used for financing activities:
  Cash used to repurchase shares...............................       (256,955)
  Net cash used to liquidate reverse repurchase agreements.....       (652,000)
  Cash dividends paid..........................................     (9,729,152)
                                                                  ------------
  Net cash used for financing activities.......................    (10,638,107)
                                                                  ------------
Net decrease in cash...........................................             (6)
Cash at beginning of period....................................            241
                                                                  ------------
Cash at end of period..........................................   $        235
                                                                  ------------
                                                                  ------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations...........   $ 16,854,570
                                                                  ------------
  Decrease in investments......................................      4,601,553
  Net realized losses on investments, futures and option
     transactions..............................................     11,322,791
  Increase in net unrealized appreciation on investments and
     futures transactions......................................    (17,876,336)
  Net cash used for futures transactions.......................     (4,365,052)
  Decrease in interest receivable..............................        138,861
  Amortization of deferred organization expenses...............          4,026
  Increase in interest payable.................................         38,290
  Decrease in accrued expenses and other liabilities...........        (80,603)
                                                                  ------------

          Total adjustments....................................     (6,216,470)
                                                                  ------------
Net cash provided from operating activities....................   $ 10,638,100
                                                                  ------------
                                                                  ------------

------------------
See notes to financial statements.

------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
FINANCIAL HIGHLIGHTS

                                                       For the
                                                     Six Months
                                                        Ended                                   For the Period
                                                     November 30,  For the Year  For the Year  November 2, 1992*
                                                        1995           Ended        Ended           through
                                                     (unaudited)   May 31, 1995  May 31, 1994     May 31, 1993
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period............    $   8.46       $   8.07      $   9.05        $   9.37**
                                                      --------       --------      --------        --------
  Net investment income...........................        0.29           0.67          0.68            0.44
  Net effect of shares repurchased................        0.01           0.01          0.01              --
  Net realized and unrealized gains (losses) on
    investments, futures and options..............        0.18           0.34         (0.95)          (0.36)
                                                      --------       --------      --------        --------
  Net increase (decrease) in net asset value
    resulting from operations.....................        0.48           1.02         (0.26)           0.08
                                                      --------       --------      --------        --------
  Dividends from net investment income............       (0.27)         (0.63)        (0.72)          (0.40)
                                                      --------       --------      --------        --------
  Net asset value, end of period..................    $   8.67       $   8.46      $   8.07        $   9.05
                                                      --------       --------      --------        --------
                                                      --------       --------      --------        --------
  Market price, end of period.....................    $   7.25       $   7.25      $   7.25        $  9.125
                                                      --------       --------      --------        --------
                                                      --------       --------      --------        --------
  TOTAL INVESTMENT RETURN+........................        3.73%          9.46%       (13.17)%         (1.18)%(1)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTARY DATA:
Net assets, end of period (000s)..................    $311,028       $304,083      $291,463        $328,672
Total operating expenses..........................        0.90%(2)       0.91%         0.81%           0.80%(2)
Interest expense..................................        2.50%(2)       2.29%         1.34%           1.66%(2)
Net investment income.............................        6.74%(2)       8.50%         7.90%           8.34%(2)
Portfolio turnover rate...........................          39%           356%          628%            237%


------------
  * Commencement of investment operations.
 ** Net of offering costs of $0.02.
  + Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of sales loads or brokerage commissions.
(1) Not annualized.
(2) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS
November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Hyperion 2002 Term Trust, Inc. (the 'Trust'), which was incorporated under the laws of the State of Maryland on July 29, 1992, is registered under the Investment Company Act of 1940 (the '1940 Act') as a diversified, closed-end management investment company. The Trust had no transactions until October 20, 1992, when it sold 10,639 shares of common stock for $100,006 to Hyperion Capital Management, Inc. (the 'Adviser'). The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2002 and thereafter to terminate. The distribution and termination may require shareholder approval. The Trust's investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ('MBS') issued or guaranteed by the U.S. Government or one of its agencies or rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Moody's Investors Service, Inc.). No assurance can be given that the Trust's investment objectives will be achieved.

Valuation of Investments -- Where market quotations are readily available, portfolio securities are valued based upon the current bid price. The Trust values mortgage-backed securities and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction.


Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Options Written or Purchased -- The Trust may purchase or write options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, the amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining the realized gain or loss or the basis of the security.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Financial Futures Contracts -- A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by 'marking-to-market' on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

--------------------------------------------------------------------------------
HYPERION 2002 TERM, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

The Trust invests in financial futures contracts solely for the purpose of hedging, its existing portfolio securities or securities that the Trust intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Short Sales -- The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Securities Transactions and Investment Income --
Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on long term securities are amortized using the effective yield to maturity method.

Taxes -- It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions -- The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

Deferred Organization Expenses -- A total of $40,500 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

Cash Flow Information -- The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts on debt obligations.

Repurchase Agreements -- The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Adviser is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS:

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.50% of the Trust's average weekly net assets. For the six month period ending November 30, 1995, the Adviser earned $763,710 in Investment Advisory fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. ('Administrator'). The Administrator performs administrative services necessary for the operation of the Trust, including maintaining certain books and records

--------------------------------------------------------------------------------
HYPERION 2002 TERM, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

of the Trust and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services the Trust pays a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. For the six month period ending November 30, 1995, the Administrator earned $227,160 in Administration fees.

The Trust has entered into a Sub-Administration Agreement with Middlesex Administrators L.P. (the 'Sub-Administrator'), an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, to whom the Administrator has delegated certain of its administrative responsibilities. For these services, the Administrator will pay out of its own assets the fee to be paid to the Sub-Administrator computed at the rate of 0.12% per annum of the first $100 million of the Trust's average weekly net assets, 0.10% of the next $150 million and 0.08% of any amounts above $250 million.

The Administrator informed the Trust that it paid $157,290 to the Sub-Administrator for the six month period ended November 30, 1995.

Certain officers and/or directors of the Trust are officers and/or directors of the Adviser.

3. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1995 aggregated $169,358,545 and $169,926,593, respectively.


The federal income tax basis of the Trust's investments at November 30, 1995 was substantially the same for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $21,196,295 (gross unrealized appreciation--$24,359,894; gross unrealized depreciation-- $3,163,599). At May 31, 1995, the Trust had capital losses of $38,476,254, of which $30,666,463 expires in 2002 and $7,809,791 expires in 2003, available to offset any future capital gains. However, if the Trust terminates as expected in 2002, the capital loss carryforward must be utilized by 2002 in order for shareholders to realize a benefit.

4. BORROWINGS:

The Trust may enter into reverse repurchase agreements and dollar roll agreements with the same parties with whom it may enter into repurchase agreements. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially identical securities may be repurchased. Under a reverse repurchase agreement or a dollar roll agreement, the Trust sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements and dollar roll agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement or a dollar roll agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements and dollar roll agreements. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such decision.

At November 30, 1995, the Trust had the following reverse repurchase agreements outstanding:

                                         MATURITY IN
                                       ZERO TO 30 DAYS
                                       ---------------

Maturity Amount.....................     $142,338,807
                                         ------------
Market Value of Assets Sold Under
  Agreements........................     $190,825,794
                                         ------------
Weighted Average Interest Rate......             5.86%


The average daily balance of reverse repurchase agreements outstanding during the six months

--------------------------------------------------------------------------------
HYPERION 2002 TERM, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

ended November 30, 1995, was approximately $138,765,707, at a weighted average interest rate of 5.54%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $148,088,813 as of July 13, 1995, which was 32.43% of total assets.

5. CAPITAL STOCK:

There are 75 million shares of $0.01 par value common stock authorized. Of the 35,894,339 shares outstanding at November 30, 1995, the Adviser owned 10,639 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 15% of the total outstanding common stock, or approximately 5.4 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value. As of November 30, 1995, 416,300 shares have been repurchased pursuant to this program. For the six month period ended November 30, 1995, 36,000 shares were repurchased at an average discount of 16.18%. All shares repurchased have been retired.

6. LITIGATION:

During the months of October and November 1993, purported class action lawsuits were instituted against the Trust and its directors, officers and underwriters by certain shareholders of the Trust in the United States District Court, Southern District of New York. The plaintiffs in those actions generally alleged that the defendants made inadequate and misleading disclosure in the registration statement and prospectus for the Trust, in particular, as such disclosure relates to the nature and risks of 'interest-only mortgage strip securities' and the Trust's investments in those instruments. A Pre-Trial Order of Consolidation dated December 27, 1993 consolidated these actions under the consolidated caption In re: Hyperion Securities Litigation Master File No. 93-CIV-7179 (MBM). Pursuant to the terms of the Order of Consolidation, one consolidated amended complaint was served upon the Trust and the other defendants which superseded all other complaints previously filed. The Adviser was added as a defendant in that complaint. On April 8, 1994, the defendants moved to dismiss the consolidated complaint. Pursuant to an order dated October 3, 1994, the Court stayed all discovery in the Action except for certain limited document discovery. In November 1994, while the motion to dismiss was still pending, plaintiffs filed a second consolidated amended complaint. The allegations in the second consolidated amended complaint relate to the accuracy of the defendants' representations to investors about the Trust's investment objectives, and level and adequacy of the disclosure in the Prospectus for the Trust used in connection with its initial public offering. Defendants moved to dismiss the second consolidated amended complaint in December 1994. Judge

Michael B. Mukasey issued an opinion and order dated July 12, 1995 dismissing the second consolidated amended complaint without leave to replead (granted 93 CIV 7179; July 18, 1995). The plaintiffs filed a motion to reargue on July 27, 1995 and Judge Mukasey denied the motion to reargue on September 6, 1995. Plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals on August 17, 1995. The appeal has been fully briefed and oral argument of the appeal will likely occur in early 1996. Pursuant to the Underwriting Agreement between the Trust and its underwriters, the Trust and the Adviser have jointly and severally agreed to indemnify the underwriters for their liabilities, losses and costs directly related to certain contents of the prospectus and registration statement of the Trust. The underwriters have provided notification to the Trust and the Adviser that they intend to exercise their rights of indemnification in the event that they are subject to liabilities, costs or losses that are covered by the indemnity. In addition, pursuant to the Advisory Agreement between the Trust and the Adviser, the Adviser is indemnified for all of its liabilities, losses and costs in connection with any matter involving the Trust, except for actions relating to the gross negligence, willful malfeasance or fraud of the Adviser. In addition, the Trust's Articles of Incorporation provide for the indemnification of its Directors. The Trust's Directors and Adviser have also notified the Trust of their intention to seek indemnification. The Trust has incurred litigation expenses for the six month period ended November 30, 1995 to the indemnified parties noted above, based upon amounts which are deemed reimbursable in accordance with the indemnification provisions. The Trust has included these amounts in legal fees. The ultimate outcome of this litigation is not presently determinable.

--------------------------------------------------------------------------------
HYPERION 2002 TERM, INC.
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
November 30, 1995 (unaudited)
--------------------------------------------------------------------------------

7. FINANCIAL INSTRUMENTS:

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Open futures contracts at November 30, 1995 are included in the portfolio of investments and written options activity for the six month period ended November 30, 1995 is as follows:


WRITTEN CALL OPTION TRANSACTIONS
-------------------------------------------

                          PRINCIPAL AMOUNTS
                            OF CONTRACTS
                            (000 OMITTED)    PREMIUMS
                          -----------------  --------
Outstanding,
  beginning of
  period................            --       $     --
  Options written.......       (21,000)       (98,438)
  Options assigned......            --             --
  Options closed........        21,000         98,438
  Options expired.......            --             --
                              --------       --------
Outstanding, end of
  period................            --       $     --
                              --------       --------
                              --------       --------

At November 30, 1995, the Trust had segregated sufficient cash and/or securities to cover any commitments under these contracts.

8. SUBSEQUENT EVENTS:

The Trust's Board of Directors declared the following regular monthly dividends:

                 DIVIDEND      RECORD      PAYABLE
                PER SHARE       DATE         DATE
                ---------     --------     --------
                $0.04375      12/18/95     12/28/95
                $0.04375       1/22/96      1/31/96

--------------------------------------------------------------------------------
                                 PROXY RESULTS
--------------------------------------------------------------------------------

During the six month period ended November 30, 1995, Hyperion 2002 Term Trust, Inc. shareholders voted on the following proposals at a shareholders meeting on October 17, 1995. The description of each proposal and number of shares voted are as follows:

                                                SHARES VOTED     SHARES VOTED
                                                     FOR       WITHOUT AUTHORITY
--------------------------------------------------------------------------------
1. To elect the Trust's
   Board of Directors:
                              Garth Marston       27,342,021        922,790
                              Rodman L. Drake     27,355,959        908,852
--------------------------------------------------------------------------------



                                                SHARES VOTED     SHARES VOTED
                              SHARES VOTED FOR     AGAINST          ABSTAIN
--------------------------------------------------------------------------------
2. To select Price Waterhouse
   LLP as the Trust's
   independent accountants       27,367,092          336,433        561,286
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
SELECTED QUARTERLY FINANCIAL DATA
(unaudited)
--------------------------------------------------------------------------------
                                                           NET REALIZED AND
                                                           UNREALIZED GAINS
                                                              (LOSSES) ON
                                    NET INVESTMENT       INVESTMENTS, FUTURES
                                        INCOME                AND OPTIONS
                       TOTAL     ---------------------  -----------------------
QUARTERLY PERIOD       INCOME      AMOUNT    PER SHARE     AMOUNT     PER SHARE
-------------------------------------------------------------------------------
November 2, 1992* to
 November 30, 1992   $1,811,843  $1,533,358    $0.04    $    737,934   $  0.03
December 1, 1992 to
 February 28, 1993    9,122,966   7,032,751     0.19      (3,681,008)    (0.10)
March 1, 1993 to
 May 31, 1993         9,872,116   7,502,266     0.21     (10,302,260)    (0.29)
June 1, 1993 to
 August 31, 1993      7,900,285   5,891,890     0.17      (7,056,496)    (0.19)
September 1, 1993 to
 November 30, 1993    7,647,909   6,287,067     0.17     (14,250,814)    (0.40)
December 1, 1993 to
 February 28, 1994    7,304,356   5,779,371     0.16      (3,697,312)    (0.10)
March 1, 1994 to
 May 31, 1994         8,257,401   6,489,914     0.18      (9,318,373)    (0.26)
June 1, 1994 to
 August 31, 1994      8,111,892   6,080,085     0.17      (4,477,491)    (0.12)
September 1, 1994 to
 November 30, 1994    8,953,967   6,721,015     0.19     (12,361,939)    (0.34)
December 1, 1994 to
 February 28, 1995    8,177,423   5,855,585     0.16      11,776,995      0.32
March 1, 1995 to
 May 31, 1995         7,992,242   5,503,840     0.15      17,498,730      0.49
June 1, 1995 to
 August 31, 1995      7,720,721   5,165,495     0.15      (1,657,645)    (0.05)
September 1, 1995 to
 November 30, 1995    7,757,245   5,135,530     0.14       8,211,190      0.23

* Commencement of investment operations.



                           NET INCREASE
                         (DECREASE) IN NET
                         ASSETS RESULTING          DIVIDENDS AND
                          FROM OPERATIONS          DISTRIBUTIONS        SHARE PRICE
                      -----------------------  ---------------------  ---------------
QUARTERLY PERIOD         AMOUNT     PER SHARE    AMOUNT    PER SHARE  HIGH    LOW
-------------------------------------------------------------------------------------
November 2, 1992* to
 November 30, 1992    $ 2,271,292    $ 0.07    $    --      $  --    $10 1/8  $10
December 1, 1992 to
 February 28, 1993      3,351,743      0.09      7,265,759    0.20    10 1/8    9 1/2
March 1, 1993 to
 May 31, 1993          (2,799,994)    (0.08)     7,265,759    0.20    10 1/8    8 7/8
June 1, 1993 to
 August 31, 1993       (1,164,606)    (0.02)     7,265,759    0.20     9 7/8    8 1/4
September 1, 1993 to
 November 30, 1993     (7,963,747)    (0.23)     6,655,302    0.18     9 3/8    7 1/2
December 1, 1993 to
 February 28, 1994      2,082,059      0.06      6,200,403    0.17     8        7 3/8
March 1, 1994 to
 May 31, 1994          (2,828,459)    (0.08)     5,876,469    0.17     7 5/8    7
June 1, 1994 to
 August 31, 1994        1,602,594      0.05      5,863,752    0.17     7 3/8    6 3/4
September 1, 1994 to
 November 30, 1994     (5,640,924)    (0.15)     5,848,698    0.16     7 1/8    6 1/4
December 1, 1994 to
 February 28, 1995     17,632,580      0.48      5,539,380    0.15     7        6 1/2
March 1, 1995 to
 May 31, 1995          23,002,570      0.64      5,389,408    0.15     7 3/8    6 3/4
June 1, 1995 to
 August 31, 1995        3,507,850      0.10     (4,939,722)  (0.14)    7 5/8    6 3/4
September 1, 1995 to
 November 30, 1995     13,346,720      0.37     (4,713,040)  (0.13)    7 3/8    7


* Commencement of investment operations.

--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

HYPERION CAPITAL MANAGEMENT, INC.
520 Madison Avenue
New York, New York 10022
FOR GENERAL INFORMATION ABOUT THE TRUST:
(800) HYPERION

SUB-ADMINISTRATOR


MIDDLESEX ADMINISTRATORS L.P.
P.O. Box 9011
Princeton, New Jersey 08543
(800) 543-6217

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02116

TRANSFER AGENT

BOSTON FINANCIAL DATA SERVICES, INC.
2 Heritage Drive
North Quincy, Massachusetts 02171
FOR SHAREHOLDER SERVICES:
(800) 426-5523

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL

GIBSON, DUNN & CRUTCHER
1050 Connecticut Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.

--------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

     A Dividend Reinvestment Plan (the 'Plan') is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the 'Plan Agent') in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

     There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

     A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

     If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

                                   HYPERION
                                     2002
                                  TERM TRUST

                              SEMI-ANNUAL REPORT
                               NOVEMBER 30, 1995

                                    [Logo]

------------------------------------------------------

OFFICERS & DIRECTORS

------------------------------------------------------

Kenneth C. Weiss
Chairman

Lewis S. Ranieri
Director

Garth Marston*
Director

Rodman L. Drake*
Director

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Patricia A. Sloan
Director & Secretary

Louis C. Lucido
President

Clifford E. Lai
Senior Vice President

L. David Ricci
Vice President

Joseph W. Sullivan
Treasurer

* Audit Committee Members


------------------------------------------------------

                         HYPERION
                  Capital Management, Inc.

------------------------------------------------------

The accompanying financial statements as of November 30, 1995 were not audited and, accordingly, no opinion is expressed on them.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                         HYPERION 2002 TERM TRUST, INC.
                               520 Madison Avenue
                               New York, NY 10022